                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 25, 1997, which appears on page 21 of ArQule, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996.





PRICE WATERHOUSE LLP
Boston, Massachusetts
April 15, 1997

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